                                                                    Exhibit 99.1

                            ----------------------
                             HealthCentral.com to

                             Acquire Vitamins.com
                            ----------------------


                       [HealthCentral Logo Appears Here]

                       [Vitamins.com Logo Appears Here]


                Positioning HealthCentral.com as the leader in
                  health e-commerce and comprehensive content

[LOGO OF HEALTHCENTRAL]                                  [LOGO OF VITAMINS.COM]


                        Press Release: HeathCentral.com

                            to Acquire Vitamins.com
--------------------------------------------------------------------------------

          . Creates large health e-commerce and comprehensive content company

          . First consumer super health portal

          . Combined revenues triple vs. HealthCentral.com standalone

          . Significant synergies and cost savings

          . HealthCentral.com no additional cash burn

          . Accelerates path to profitability

[LOGO OF HEALTHCENTRAL]                                  [LOGO OF VITAMINS.COM]


                          HealthCentral.com Overview
================================================================================

                                Strategic Goal:

                         to become the world's leading

                                  Healthcare

                                  e-Commerce

                                      and

                                    Content

                                    Company

[LOGO OF HEALTHCENTRAL]                                  [LOGO OF VITAMINS.COM]


                          HealthCentral.com Overview
================================================================================

          Tactics:

           Utilize low cost branding and traffic drivers

           Deliver highly effective ways to monetize visitors

           Directly through

              HealthCentral Network of sites,

              Institutional clients (e-commerce and content)

[LOGO OF HEALTHCENTRAL]                                  [LOGO OF VITAMINS.COM]


                             What Makes Us Unique
                            ----------------------


[Logo of Vitamins.com Appears Here]

                                                            [Photo Appears Here]

                  [Flow Chart of HealthCentral Appears Here]


[Logo of Bergen Brunswig Corporation Appears Here]

         Integrating e-commerce with comprehensive healthcare content

[LOGO OF HEALTHCENTRAL]                                  [LOGO OF VITAMINS.COM]


                             Vitamins.com Overview
--------------------------------------------------------------------------------

     .    1999 net revenues of $16.9 mm, proforma $30.5 mm

     .    Clicks and Bricks: Vitamins.com URL is widely trafficked

     .    A leader in e-commerce sales of vitamins, minerals, supplements

     . Integrated e-commerce: Internet, mail-order and retail stores (annual mail order circulation = 7 mm)

     .    Excellent customer service

     .    Strong fulfillment center capabilities - 60,000 sq. ft.

     .    Online consumer content

     .    7,000 SKUs

     .    260 employees

[LOGO OF HEALTHCENTRAL]                                  [LOGO OF VITAMINS.COM]


                             Vitamins.com Overview
================================================================================

     .    10 retail stores (includes 4 demonstration)

     . 200,000 new Internet customers in past 6 months and growing significantly

     .    $25 avg. purchase - Internet

     .    Recent look to buy ratio: 9%

     .    $75 avg. purchase - Mail Order

     .    High gross margins with direct fulfillment

     .    Highly experienced management: Robert Haft

               .   Becomes President of Vitamins.com subsidiary, board member

               .   Turnaround Chairman of Phar-Mor

               .   Founder - Crown Books

               .   Opened more than 600 retail stores throughout career

[LOGO OF HEALTHCENTRAL]                                  [LOGO OF VITAMINS.COM]

                            Creates Category Killer
================================================================================

     . Vitamins.com will be combined with HealthCentralRx.com creating online drug superstore

     .    Mail order customers converting to Internet

     .    HealthCentral.com will offer a total of 31,000 SKUs

           - 5,000 SKUs for prescription drugs
           - 26,000 SKUs for OTC, HBA, VMS

[LOGO OF HEALTHCENTRAL]                                  [LOGO OF VITAMINS.COM]

                               Market Overview:

                         Vitamins/Supplements/Minerals
================================================================================

                    .    $8.9 billion in 1998

                    .    $16.6 billion in 2003

                    .    Growth Drivers:

                              .  Aging US population

                              .  Increased cost & consumption of pharmaceuticals

                              . Rising popularity of alternative medicines and therapies

                    . In 1998, 56% of U.S. adults took vitamins; 43% in 1993; expected to be 78% in 2000

[LOGO OF HEALTHCENTRAL]                                  [LOGO OF VITAMINS.COM]


                               Market Overview:

                         Vitamins/Supplements/Minerals
================================================================================

      . "Shift from off-line to online to be even greater for nutraceuticals than for Rx or OTC." - Jupiter
           Communications (11/99)

           - Heavy repeat purchasing

           - Lack of selection in traditional brick & mortar only models

           - No institutional barriers

              . Insurance, PBMs, Rx receipt & verification, state regulatory requirements

[LOGO OF HEALTHCENTRAL]                                  [LOGO OF VITAMINS.COM]


                                  Deal Points
===============================================================================


     .    March 16, 2000 - announce signing of definitive agreement

     .    Shareholder vote expected - June 2000

     .    Expands revenues by more than 200%

     .    Increases HealthCentralRx.com's current Internet customer base by
          200,000

     . Vitamins.com's combined Internet, retail stores and mail order businesses provide "clicks and bricks"

[LOGO OF HEALTHCENTRAL]                                  [LOGO OF VITAMINS.COM]


                                  Deal Points
================================================================================

     .  Valuation of $103.5 million

     .  All common stock

     .  Expected to be a pooling of interests

     .  Shares based on avg. closing price 10 days prior to close

     .  At current HealthCentral.com valuation:

        - equates to 14.5mm shares or 36% of combined
        - cap on newly issued shares at 22.5 mm
        - no downside limit on number of shares

[LOGO OF HEALTHCENTRAL]                                  [LOGO OF VITAMINS.COM]


                                  Deal Points
================================================================================

     .  Voting agreements in place:
        - 60% of Vitamins.com shareholders
        - 40% of HealthCentral.com shareholders

     .  Board of Directors remains nine members

     .  Vitamins.com to hold two board seats
        - Robert Haft, President, Vitamins.com
        - Sage Givens, Acacia Venture Partners

[LOGO OF HEALTHCENTRAL]                                  [LOGO OF VITAMINS.COM]


                             Competitive Landscape
================================================================================


          -----------------------------------------------------
               Company          1999 Revenues
               -------          -------------
          =====================================================
          Vitamins.com             $31 mm          private
          =====================================================
          Drugstore.com            $35 mm       Nasdaq:DSCM
          ------------------------------------------------------
          VitaminShoppe.com        $14 mm       Nasdaq:VSHP
          ------------------------------------------------------
          PlanetRx.com             $9 mm        Nasdaq:PLRX
          ------------------------------------------------------
          MotherNature.com         $6 mm        Nasdaq:MTHR
          ------------------------------------------------------
          more.com                 $3 mm        in registration
          ------------------------------------------------------

                            ----------------------
                             HealthCentral.com to

                             Acquire Vitamins.com
                            ----------------------


                       [HealthCentral Logo Appears Here]

                       [Vitamins.com Logo Appears Here]


                Positioning HealthCentral.com as the leader in
                  health e-commerce and comprehensive content